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                                                                   Exhibit 10.61

                                                                  CONFORMED COPY

THIS DEED OF RELEASE is made on 30 March 2007

BY:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a limited liability company incorporated under the laws of Hong Kong whose registered office is at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (in its capacity as collateral agent, the "COLLATERAL AGENT"), in favour of:

3COM TECHNOLOGIES, a company incorporated under the laws of the Cayman Islands whose registered office is at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the "CHARGOR").

WHEREAS:

(A) By the Facility Agreement, the Lenders made Term Loans to the Borrower upon the terms and subject to the conditions contained therein.

(B) As security for the Chargor's obligations under the Facility Agreement, the Chargor entered into the H3C Equitable Share Charge.

(C) In accordance with the provisions of the H3C Equitable Share Charge, all of the Shares having been transferred to the Borrower, and such Shares having been registered in the name of the Borrower, the Collateral Agent wishes to release the Chargor from its obligations under the H3C Equitable Share Charge.

NOW THIS DEED WITNESSES as follows:

1.   DEFINITIONS

1.1  In this Deed:

     "FACILITY AGREEMENT" means the senior secured credit and guaranty agreement dated 22 March 2007 and signed by or on behalf of, amongst others, the Chargor and the Collateral Agent, as amended, supplemented and/or restated from time to time in any manner whatsoever.

1.2 Unless a contrary indication appears, a term used in the Facility Agreement and the H3C Equitable Share Charge has the same meaning when used in this Deed.

2.   RELEASES

2.1 Subject always to Clause 11.9 (Discharge Conditional) of the H3C Equitable Share Charge, the Collateral Agent hereby releases and discharges the Chargor from all of its obligations, undertakings and covenants contained in or arising under the H3C Equitable Share Charge, whether past, present or future, actual or contingent.

Deed of Release

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                                       2


2.2 The Collateral Agent agrees and undertakes to deliver to the Chargor (or at the direction of the Chargor) at the Chargor's expense (such delivery to, or at the direction of, the Chargor being in full satisfaction of the Collateral Agent's obligation under this clause 2.2) all documents of title, certificates and other documents (if any) presently held by the Collateral Agent in relation to the Charged Property.

3.   FURTHER ACTS

     The Collateral Agent shall (at the Chargor's expense) assist the Chargor in the doing of all assurances, deeds, acts and things (including without limitation the giving of notices, the termination of any filings and/or registrations, and the making of any further filings and/or registrations consequent upon this Deed) as the Chargor may reasonably request in writing after the date hereof in connection with the discharges, transfers, assignments and releases contained in Clause 2.

4.   GOVERNING LAW AND JURISDICTION

     This Deed shall be governed by, and construed in accordance with, the laws of Hong Kong and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong.

IN WITNESS WHEREOF the parties hereto have duly executed this Deed the day and year first above written.

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                                 EXECUTION PAGE

THE COLLATERAL AGENT

Executed as a deed by affixing the common seal  )
of INDUSTRIAL AND COMMERCIAL                    )
BANK OF CHINA (ASIA) LIMITED                    )          SEAL AFFIXED
in the presence of:                             )

WONG YUEN FAI STANLEY
Director

CHENG PUI LING CATHY
Secretary

Address:          33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong

Facsimile Number: [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES]

Attention: __________________________

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                                                                  CONFORMED COPY

                               Dated 30 March 2007

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                               AS COLLATERAL AGENT

                                  in favour of

                                3COM TECHNOLOGIES
                                   AS CHARGOR

                                   ----------

                                 DEED OF RELEASE

                                   ----------

                                Slaughter and May
                            47th Floor, Jardine House
                               One Connaught Place
                               Central, Hong Kong
                                   (RMGG/AHLL)

                                  (HK070570124)